UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Arcturus Therapeutics Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 26,562,951 and there were present at the Meeting, in person or by proxy, 18,987,002 shares, which constituted a quorum for the Meeting.

At the Meeting, the stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023:

(1) To elect Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet, Dr. Jing L. Marantz and Dr. John H. Markels to the Board of Directors (the “Board”), to serve until the Company’s next annual meeting of stockholders;

(2) To approve, on a non-binding advisory basis, the resolution approving named executive officer compensation; and

(3) To ratify the appointment of Ernst & Young LLP (“E&Y”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The final results of the stockholder votes at the Meeting are set forth below:

Proposal No. 1

	For	Withhold	Broker Non-Votes
Approval of the election of the following individuals as directors of the Company, as provided in Proposal Number 1 of the Proxy Statement:
(1) Dr. Peter Farrell	16,434,558	102,401	2,450,043
(2) Joseph E. Payne	16,469,005	67,954	2,450,043
(3) Andy Sassine	16,419,411	117,548	2,450,043
(4) James Barlow	15,840,727	696,232	2,450,043
(5) Dr. Edward W. Holmes	15,803,876	733,083	2,450,043
(6) Dr. Magda Marquet	11,040,967	5,495,992	2,450,043
(7) Dr. Jing L. Marantz	15,841,115	695,844	2,450,043
(8) Dr. John H. Markels	16,500,785	36,174	2,450,043

Each of the eight nominees was elected to the Board, each to hold office until the Company’s 2024 annual meeting of stockholders and until their respective successors are elected and qualified.

Proposal No. 2

	For	Against	Abstain	Broker Non-Votes
Approval, on a non-binding advisory basis, the resolution approving named executive officer compensation, referred to as “say-on-pay,” as provided in Proposal Number 2 of the Proxy Statement:	11,959,501	4,562,055	15,403	2,450,043

The proposal was approved.

Proposal No. 3

	For	Against	Abstain	Broker Non-Votes
Approval of the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, as provided in Proposal Number 3 of the Proxy Statement:	18,955,484	22,224	9,294	N/A

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: June 16, 2023

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer